SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Jul-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $61,120,079.95 $3,703,295.06     $222,578.24
Class 1-X   $61,120,079.95         $0.00     $107,452.33
Class 2-A-1$274,080,842.87 $16,574,352.65  $1,233,608.09
Class 2-X  $274,080,842.87         $0.00     $262,660.77
Class C-B-1  $5,368,129.82     $6,011.08      $29,246.93
Class C-B-2  $2,492,488.52     $2,791.02      $13,579.71
Class C-B-3  $1,149,458.28     $1,287.13       $6,262.54
Class C-B-4  $1,150,456.07     $1,288.25       $6,267.98
Class C-B-5    $383,152.76       $429.04       $2,087.51
Class C-B-6    $384,392.02       $430.43       $2,094.27
Class 2-R            $0.00         $0.00           $0.01

           PPIS            Prin Loss     End Bal
Class 1-A-1          $0.72         $0.00  $57,416,784.89
Class 1-X            $0.35         $0.00  $57,416,784.89
Class 2-A-1          $0.20         $0.00 $257,506,490.22
Class 2-X            $0.04         $0.00 $257,506,490.22
Class C-B-1          $0.02         $0.00   $5,362,118.74
Class C-B-2          $0.01         $0.00   $2,489,697.50
Class C-B-3          $0.00         $0.00   $1,148,171.15
Class C-B-4          $0.00         $0.00   $1,149,167.82
Class C-B-5          $0.00         $0.00     $382,723.72
Class C-B-6          $0.00         $0.00     $383,961.59
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     888.2441499    53.8191405
Class 1-X       888.2441499     0.0000000
Class 2-A-1     900.0953783    54.4310141
Class 2-X       900.0952305     0.0000000
Class C-B-1     997.7936468     1.1173011
Class C-B-2     997.7936429     1.1173018
Class C-B-3     997.7936458     1.1173003
Class C-B-4     997.7936427     1.1173027
Class C-B-5     997.7936458     1.1172917
Class C-B-6     997.7936466     1.1172977
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       3.2346787   834.4250094     0.043700000
Class 1-X         1.5615802   834.4250094     0.021096703
Class 2-A-1       4.0512315   845.6643642     0.054010705
Class 2-X         0.8625911   845.6642253     0.011500000
Class C-B-1       5.4362323   996.6763457     0.065379092
Class C-B-2       5.4362330   996.6763411     0.065379092
Class C-B-3       5.4362326   996.6763455     0.065379092
Class C-B-4       5.4362359   996.6763400     0.065379092
Class C-B-5       5.4362240   996.6763542     0.065379092
Class C-B-6       5.4362453   996.6763489     0.065379092
Class 2-R         0.2000000     0.0000000     0.054010705

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  19-Jul-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One